Supplement dated May 3, 2011
to the Statement of Additional Information (SAI), dated May 1, 2011 for Tri-Continental Corporation
(the Corporation)
Effective May 3, 2011, the following changes are hereby made to the Corporation’s SAI.
The following hereby supersedes and replaces paragraph (8) under the section entitled “Additional Investment Policies-Fundamental Policies” (the lead-in to paragraph (8) has been provided for your reference):
The Corporation’s stated fundamental policies, which may not be changed without a vote of stockholders, are listed below. Within the limits of these fundamental policies, the Manager has reserved freedom of action. The Corporation:
(8)	may make money loans (subject to restrictions imposed by law and by charter) (a) only to its subsidiaries, (b) as incidents to its business transactions or (c) for other purposes. The Corporation will not lend securities if the total of all such loan would exceed 33 1/3% of the Corporation’s total assets except this fundamental investment policy shall not prohibit the Corporation from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements, and it may make loans represented by repurchase agreements, so long as such loans do not exceed 10% of the value of total assets.
The following hereby supersedes and replaces the first paragraph under the section entitled “Other Policies and Risks-Lending of Portfolio Securities and its Risks”:
Lending of Portfolio Securities and its Risks. To generate income, the Corporation may lend up to 33 1/3% of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities subject to any applicable requirements of a national securities exchange or of a governmental regulatory body. JPMorgan Chase Bank, N.A. serves as lending agent (the Lending Agent) to the Corporation pursuant to a securities lending agreement (the Securities Lending Agreement) approved by the Board.
The rest of these sections remain unchanged.
S-6500-40 A (5-11)